UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 30, 2024

GROWGENERATION CORP.
(Exact name of registrant as specified in its charter)

Colorado	333-207889	46-5008129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway, Suite 900
Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A
(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 5.02 below is incorporated herein by reference.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 30, 2024, GrowGeneration Corp. (the "Company") entered into new employment agreements with each of Darren Lampert, Co-Founder and Chief Executive Officer, and Michael Salaman, Co-Founder and President. Each new agreement will be effective as of January 1, 2025, the day after expiration of the current term of the employment agreements previously entered into between the Company and each of Mr. Lampert and Mr. Salaman. Each new agreement provides for a two-year term and the following compensation: (i) a base salary of $500,000 per year; (ii) an annual performance cash bonus based on performance metrics set by the Company, with a target amount of 50% and a maximum amount of 100% of base salary; and (iii) 200,000 restricted stock units, vesting in equal installments over two years on June 15 and December 15 during each year of the agreement term. In addition, each new agreement provides for six months' severance in the event the Company terminates the agreement prior to expiration of the two-year term without "Cause" (as defined in the agreement).

A copy of the new employment agreements with Mr. Lampert and Mr. Salaman are filed herewith as Exhibits 10.1 and 10.2, respectively.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
10.1	Employment Agreement dated September 30, 2024, between GrowGeneration Corp. and Darren Lampert
10.2	Employment Agreement dated September 30, 2024, between GrowGeneration Corp. and Michael Salaman
104	Cover Page Interactive Data File, formatted XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	September 30, 2024	GrowGeneration Corp.

		By:	/s/ Darren Lampert
		Name:	Darren Lampert
		Title:	Chief Executive Officer